UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 25, 2002


                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                              65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                               5720 South Arville
                                    Suite 114
                             Las Vegas, NEVADA 89118
               (Address of Principal Executive Office) (Zip Code)


                                  702-220-6581
                (Registrant's Executive Office Telephone Number)


                             Americabilia.com, Inc.
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     The Company on November 22, 2002, changed its name to Crystalix Group International, Inc. On November 26, 2002 the company merged with Crystalix Group International, Inc., a Nevada corporation, in a merger solely for the purpose of redomicile. The Plan of Merger is attached as Exhibit 2 hereto.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRYSTALIX GROUP INTERNATIONAL, INC.


                                        By /s/ Marc Janssens
                                           -------------------------------------
                                           Marc Janssens, Secretary


Date: December 3, 2002